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                                                                    EXHIBIT 99.0

                                 HAMPTON COURT

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995





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                          Independent Auditors' Report

To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of Hampton Court for the ended December 31, 1995. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Hampton Court for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                            Farmer, Fuqua, Hunt & Munselle, P.C.

Dallas, Texas
September 5, 1996





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                                 HAMPTON COURT
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995

REVENUES
    Net rental revenues                                             $1,193,897
    Other revenues                                                     114,600
                                                                    ----------

                Total revenues                                       1,308,497

OPERATING EXPENSES
    Repairs and maintenance                                            257,810
    Utilities                                                          236,010
    Property taxes                                                     107,749
    Salaries and benefits                                               89,652
    Insurance                                                           15,473
                                                                    ----------

                Total direct operating expenses                        706,694
                                                                    ----------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                     $  601,803
                                                                    ==========

         The accompanying notes are an integral part of this statement.


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                                 HAMPTON COURT
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               DECEMBER 31, 1995

NOTE 1:     ORGANIZATION AND BASIS OF PRESENTATION

            Hampton Court is a 108,889 square foot office building, located in Dallas, Texas. During 1995, the property was owned by Itochu International.

            The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:     ACCOUNTING ESTIMATES

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:     OTHER REVENUES

            Other revenues consist of the following:

                            Utility reimbursement                                  $      44,882
                            Lease termination fees                                        38,873
                            Tenant escalations                                            27,606
                            Miscellaneous                                                  3,239
                                                                                   -------------

                                                                                   $     114,600
                                                                                   =============

NOTE 4:     SUBSEQUENT EVENT

            The property was sold to Continental Mortgage and Equity Trust, a California business trust, on March 6, 1996.





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